                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 24, 2004

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)

         New York                     0-3319                  13-1784308
         --------                     ------                  ----------
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)            Identification No.)

                      One Commerce Park, Valhalla, NY                 10595
                      -------------------------------                 -----
               (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

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          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]   Written communications  pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     [ ]   Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act
           (17 CFR 240.14a-12)

     [ ]   Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ]   Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     On August 24, 2004, Thomas V. Gilboy, age 50, voluntarily resigned as Chief
Financial Officer, Secretary and Treasurer of the registrant effective on August
31, 2004.  The Board of Directors of the  registrant has appointed Mark A. Koch, age 46, as the new Principal  Accounting Officer and Treasurer  effective August
25,  2004.  Mr. Koch will  report to Walter F.  Schneider,  the Chief  Executive
Officer of the registrant.

     Prior to his appointment as Treasurer and Principal Accounting Officer, Mr.
Koch has served as the registrant's Corporate Controller and Assistant Secretary since February 2003. His  responsibilities  have included  internal and external
financial   reporting,   domestic  working  capital  management,   and  treasury
functions.  From 1998 through  January 2003, Mr. Koch was Corporate  Controller,
Secretary  and  Treasurer of SEMX  Corporation  ("SEMX"),  a public  corporation listed on NASDAQ providing specialty materials and thermal management  solutions to the wireless, internet infrastructure and electronics industries. SEMX is not an affiliate of the registrant.

     Mr. Koch does not have any family relationships with any of the directors, executive officers, or any people nominated or chosen by the registrant to become a director or executive officer.

     Mr. Koch is not a party to any transactions listed in Reg. S-K Item 404(a).

     Mr. Koch and the registrant are party to a letter agreement dated February
10, 2003 that contains certain employment provisions, which is attached hereto as Exhibit 99.01 and incorporated herein by reference (the "Change in Control
Agreement"). The following summary of the Change in Control Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such agreement. The terms of Mr. Koch's agreement provide that, in the event of a change in control that results in the termination of Mr. Koch's employment, the registrant is obligated to pay him the sum of (i) his base salary for the calendar year in which the termination occurs, plus (ii) any bonus declared payable for the year immediately preceding the termination (or if no bonus was declared, the target bonus for the year of the termination), plus (iii) any amount credited to him as deferred compensation for the year immediately preceding the termination. In addition, in the event of a termination following a change of control, the registrant is obligated to pay to Mr. Koch an amount equal to his unvested balances in the registrant's profit sharing plan and 401(k) plan. These change of control payments are conditioned upon the execution of a mutual release of claims, and must be made as soon as practicable (but no more than five (5) days) following Mr. Koch's termination.

     Upon a change of control termination, the registrant is obligated to pay to
Mr. Koch an amount equal to his unused vacation days and a pro-rata portion of his accrued but unpaid target bonus for the year in which the termination occurs. In addition, upon a change of control termination, Mr. Koch may participate in the registrant's hospitalization, group health benefit and disability plans for twelve (12) months from the date of the termination. If our plans do not allow such participation, the registrant is obligated to reimburse him for the cost of equivalent coverage. If the payments to be received by Mr.
Koch under the Change in Control Agreement, together with any other perquisites or payments, are subject to excise taxes, the registrant is obligated to make a gross-up payment equal to the total amount of all taxes imposed on the change of control payments, including income and excise taxes imposed on the gross-up payment.

     The termination of Mr. Koch's employment shall be deemed a change of control termination if such employment is terminated by the registrant within twenty-four (24) months after a change of control, or Mr. Koch's voluntarily terminates his employment, within twenty-four (24) months of a change of control, due to a decrease in Mr. Koch's salary, bonus or benefits, or if the registrant has substantially changed the executive's duties, moved his work location by more than forty (40) miles or the registrant's principal business has substantially changed.

ITEM 8.01. OTHER EVENTS

     On August 27, 2004, the registrant announced the resignation of Thomas V.
Gilboy as Chief Financial Officer, Secretary and Treasurer and the appointment of Mark A. Koch as Principal Accounting Officer and Treasurer. For additional information, reference is made to the press release which is attached hereto as
Exhibit 99.02 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits.

          99.01  Change in Control Agreement between Mark A. Koch and the registrant, dated February 10, 2003.

          99.02  Press Release dated August 27, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DEL GLOBAL TECHNOLOGIES CORP.
                                        -----------------------------
                                                (Registrant)

Date:  August 27, 2004

                                        By: /s/ Walter Schneider
                                           -------------------------------------
                                           Walter Schneider
                                           Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------

99.01                                 Change in Control Agreement between Mark
                                      A. Koch and the registrant, dated February
                                      10, 2003.

99.02                                 Press Release dated August 27, 2004